UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 12, 2018

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2018, the board of directors (the “Board”) of Myers Industries, Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Board, voted to appoint Lori Lutey to the Board, effective September 12, 2018, to hold office until the Company’s 2019 annual meeting of shareholders and until her successor is elected and qualified, or until her earlier death, resignation or removal. The Board has determined that Ms. Lutey satisfies the applicable independence requirements of the New York Stock Exchange corporate governance standards.

Ms. Lutey is expected to be named to the Audit Committee and the Corporate Governance and Nominating Committee of the Board. The Board has determined that Ms. Lutey satisfies all applicable requires to serve on such committees.

The Company has issued a press release announcing the appointment of Ms. Lutey to the Board. A copy of the press release is attached as Exhibit 99.1 hereto.

In connection with her appointment to the Board, Ms. Lutey was granted 2,123 stock units pursuant to the Company’s 2017 Incentive Stock Plan. The stock units vest on the date of the Company’s 2019 annual meeting of shareholders, subject to Ms. Lutey’s continuous service through that date.

As a non-employee director, Ms. Lutey will receive compensation in the same manner as the Company’s other non-employee directors, including an annual equity award, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2018 (the “Proxy Statement”). Additionally, the Company and Ms. Lutey will enter into an indemnification agreement in substantially the same form that the Company has entered into with each of its existing directors. The form of such indemnification agreement was previously filed by the Company as an exhibit to its quarterly report on Form 10-Q for the quarter ended March 31, 2009, filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release by the Company regarding Appointment of Ms. Lutey, dated September 13, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018	MYERS INDUSTRIES, INC.

	By:	/s/ R. David Banyard
R. David Banyard, President and Chief Executive Officer